Note 15 - Retirement Fund and Profit Sharing Plan - Recognized in Accumulated Other Comprehensive Loss (Details) - Supplemental Employee Retirement Plan [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Prior service cost	$ 55	$ 132	$ 212
Net loss	(3,085)	(3,303)	(1,336)
Defined Benefit Plan, Accumulated Other Comprehensive (Income) Loss, before Tax	$ (3,030)	$ (3,171)	$ (1,124)